WASHINGTON MUTUAL, INC.

                    SECOND QUARTER 2000 AMENDEMENTS TO BYLAWS
                     (Amendments after September 30, 1999)

                                   ARTICLE IV

Article IV, Section 4.11 of the Corporation's Bylaws was amended, effective 4/18/00, to read as follows:

         Section 4.11. AUDIT COMMITTEE. The board of directors, at any regular meeting of the Board, shall elect from their number an Audit Committee of not less than three members, none of whom shall be employed by the corporation. At least annually the Board of Directors shall determine that each Committee member has the independence and other qualifications set forth in the Charter of the Audit Committee as approved by the Board, and in any supplemental statement that the Board may adopt with regard to the composition of the Committee.

        The Audit Committee shall have the authorities and responsibilities and shall perform the functions specified in the Charter of the Audit Committee, as approved by the Board, and in any supplemental statement that the Board may adopt with regard to the functions of the Committee.




                            WASHINGTON MUTUAL, INC.

                     THIRD QUARTER 1999 AMENDMENTS TO BYLAWS
                        (Amendments after June 30, 1999)

                                   ARTICLE III

Article III, Section 3.13 of the Corporation's Bylaws was amended, effective 9/21/99, to read as follows:

        SECTION 3.13. NOTICE OF NOMINATION. Nominations for the election of directors and proposals for any new business to be taken up at any annual or special meeting of shareholders may be made by the board of directors of the corporation or by any shareholder of the corporation entitled to vote generally in the election of directors. In order for a shareholder of the corporation to make any such nomination or proposal at any annual meeting, the shareholder's nomination or proposal must be in writing and received at the Executive Offices of the corporation by the Secretary of the corporation not less than 120 days in advance of the date corresponding to the date in the previous year on which the corporation's proxy statement was released to security holders in connection with the previous year's annual meeting of security holders, except that if no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than 30 calendar days from the date of the previous year's annual meeting, a proposal shall be received by the corporation in accordance with the method set forth hereafter for proposals or nominations in advance of a special meeting of shareholders. In order for a shareholder of the corporation to make any nomination or proposal to be taken up at a special meeting of shareholders, the shareholder's nomination or proposal must be in writing and received at the Executive Offices of the corporation by the Secretary of the corporation not less than 45 days nor more than 75 days prior to any such meeting. Each such notice given by a shareholder with respect to nominations for the election of directors shall set forth (i) the name, age, business address and, if known, residence address of each nominee proposed in such notice, (ii) the principal occupation or employment of each such nominee, and (iii) the number of shares of stock of the corporation which are beneficially owned by each such nominee.

                                    ARTICLE V

Article V of the Corporation's Bylaws was amended and restated, effective 7/20/99, to read as follows:

ARTICLE V - OFFICERS

        SECTION 5.1. RANKS AND TERMS IN OFFICE. The officers of the corporation shall be a Chief Executive Officer, a Chairman, a President of the Corporation, a General Auditor, a Controller, and such Vice Chairmen, Group Presidents, Senior Executive Vice Presidents, Executive Vice Presidents, Senior Vice Presidents, First Vice Presidents or Vice Presidents as the board of directors may designate and elect, or such other officers as the board of directors may designate and elect or the Chief Executive Officer may designate and appoint.

        Officers shall serve until the termination of their employment or their earlier removal from service as officers. Any officer may be removed, with or without cause, by the board of directors, but such removal shall be without prejudice to the contractual rights, if any, of the person so removed. Any officer who has been elected by the board of directors may be suspended with or without pay by the Chief Executive Officer, and any other officer may be removed or suspended with or without pay by the Chief Executive Officer, but such removal or suspension shall be without prejudice to the contractual rights, if any, of the person so removed or suspended. The termination of any officer's employment shall constitute removal of such person from office, effective as of the date of termination of employment.

        SECTION 5.2. CHIEF EXECUTIVE OFFICER. The Chief Executive Officer of the corporation shall have direct supervision and management of its affairs and the general powers and duties of supervision and management usually vested in the Chief Executive officer of a corporation, subject to the Bylaws and policies of the corporation. The Chief Executive Officer shall be ex-officio a member of all committees except the Audit Committee and the Compensation and Stock Option Committee. The Chief Executive Officer shall perform such other duties as may be assigned by the board of directors. In the absence of the Chief Executive Officer, his duties shall be assumed by the President of the Corporation, and in their absence such duties shall be assumed by a person designated by the Chief Executive Officer or the board of directors.

     SECTION 5.3. CHAIRMAN. The Chairman shall preside over all meetings of the board of directors. The Chairman shall preside over all meetings of the shareholders, which duty shall include the authority to adjourn such meetings. The Chairman shall perform such other duties as may be assigned by the board of directors or the Chief Executive Officer, or as may be set forth in the policies and procedural directives of the corporation. In the event of the Chairman's incapacity, the Chairman's duties shall be assumed by the Chief Executive Officer or, in the event of the Chief Executive Officer's incapacity, the duties of the Chairman shall be assumed by the President of the Corporation, and in their absence such duties shall be assumed by a person designated by the board of directors.

        SECTION 5.4. PRESIDENT OF THE CORPORATION. The President of the Corporation shall perform such duties as may be assigned by the Chief Executive Officer or the board of directors, or as may be set forth in the policies and procedural directives of the corporation.

        SECTION 5.5. GENERAL AUDITOR. The General Auditor shall supervise and maintain continuous audit control of the assets and liabilities of the corporation. He shall be responsible only to the board of directors in coordination with the Chief Executive officer. He shall perform such other duties as may be assigned to him by the Chief Executive Officer or the President of the Corporation from time to time, only to the extent that such other duties do not compromise the independence of audit control.

        SECTION 5.6. CONTROLLER. The Controller shall be the chief accounting officer of the corporation and shall have supervisory control and direction of the general accounting, accounting procedure, budgeting and general bookkeeping, and shall be the custodian of the general accounting books, records, forms and papers. He shall also perform such other duties as may be assigned from time to time by the Chief Executive Officer, the President of the Corporation, a Vice Chairman, a Group President, a Senior Executive Vice President or an Executive Vice President, or as may be set forth in the policies and procedural directives of the corporation, only to the extent that such other duties do not compromise the independence of audit control.

        SECTION 5.7. VICE CHAIRMEN, GROUP PRESIDENTS, SENIOR EXECUTIVE VICE PRESIDENTS, EXECUTIVE VICE PRESIDENTS. Any Vice Chairmen, Group Presidents, Senior Executive Vice Presidents, Executive Vice Presidents shall perform such duties as may be assigned from time to time by the Chief Executive Officer or the President of the Corporation, or as may be set forth in the policies and procedural directives of the corporation.

     SECTION 5.8. SENIOR VICE PRESIDENTS, FIRST VICE PRESIDENTS AND VICE PRESIDENTS. Senior Vice Presidents, First Vice Presidents and Vice Presidents shall perform such duties as may be assigned from time to time by the Chief Executive Officer, the President of the Corporation, a Vice Chairmen, a Group President, a Senior Executive Vice President or a Executive Vice President, or as may be set forth in the policies and procedural directives of the corporation.

        SECTION 5.9. SECRETARY AND ASSISTANT SECRETARY. The Secretary shall keep the minutes of all meetings of the board of directors and of the shareholders. He shall give such notices to the directors as may be required by law or by these Bylaws. He shall have the custody of the corporate seal, if any, and the contracts, papers and documents belonging to the corporation. He shall also perform such other duties as may be assigned from time to time by the Chief Executive Officer, the President of the Corporation, a Vice Chairman, a Group President, a Senior Executive Vice President or an Executive Vice President, or as may be set forth in the policies and procedural directives of the corporation. In the absence of the Secretary, the powers and duties of the Secretary shall devolve upon an Assistant Secretary or such person as shall be designated by the Chief Executive Officer.

        SECTION 5.10. COMBINING OFFICES. An officer who holds one office may, with or without resigning from such existing office, be elected by the board of directors to hold, in addition to such existing office, the office of Chairman, Vice Chairman, Group President Senior Executive Vice President, Senior Vice President, First Vice President or Vice President. An officer who holds one office may, with or without resigning from such existing office, be appointed by the Chief Executive Officer to hold, in addition to such existing office, another office other than the office of Chairman, Vice Chairman, Group President Senior Executive Vice President, Senior Vice President, First Vice President or Vice President.

        SECTION 5.11. OTHER OFFICERS. The other Officers shall perform such duties as may be assigned by the Chief Executive Officer, the President of the Corporation, a Vice Chairman, a Group President, a Senior Executive Vice President or an Executive Vice President, or as may be set forth in the policies and procedural directives of the corporation. The Chief Executive Officer may designate such functional titles to an officer, as the Chief Executive Officer deems appropriate from time to time.

        SECTION 5.12. OFFICIAL BONDS. The corporation may be indemnified in the event of the dishonest conduct or unfaithful performance of an officer, employee, or agent by a corporate fidelity bond, the premiums for which may be paid by the corporation.

     SECTION 5.13. EXECUTION OF CONTRACTS AND OTHER DOCUMENTS. The Chief Executive Officer, the President of the Corporation, or any Vice Chairman, Group President, or Senior Executive Vice President may from time to time designate the officers, employees or agents of the corporation who shall have authority to sign deeds, contracts, satisfactions, releases, and assignments of mortgages, and all other documents or instruments in writing to be made or executed by the corporation.

        SECTION 5.14. RESIGNATION. Any officer may resign at any time by delivering written notice to the Chief Executive Officer, the President, the Secretary or the board of directors, or by giving oral notice at any meeting of the board. Any such resignation shall take effect at any subsequent time specified therein, or if the time is not specified, upon delivery thereof and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

        SECTION 5.15. COMPENSATION OF OFFICERS AND EMPLOYEES. The compensation of officers and employees shall be fixed from time to time in such manner as the board of directors or the Compensation and Stock Option Committee shall determine. No officer shall be prevented from receiving a salary by reason of the fact that such officer is also a director of the corporation.

        SECTION 5.16. VOTING OF SHARES HELD BY CORPORATION. Shares of another corporation held by this corporation may be voted in person or by proxy by the Chief Executive Officer, by the President of the Corporation, by a Vice Chairman, by a Group President, by a Senior Executive Vice President, by an Executive Vice President, or by a Senior Vice President.

                             WASHINGTON MUTUAL, INC.

                              AMENDMENTS TO BYLAWS

(Amendments since the September 28, 1994, adoption of Restated Bylaws; organized according to the affected article and, within the section for each article, organized chronologically)


                                                                          Date of
    Article                         Effect of Amendment                  Amendment
    -------                         -------------------                  ---------


    Article II      The board of directors of this corporation shall       1/16/96
                    consist of thirteen (13) directors.

    Article II      The board of directors of this corporation shall      12/17/96
                    consist of fifteen (15) directors.

    Article II      The board of directors of this corporation shall       4/15/97
                    consist of thirteen (13) directors.

    Article II      The board of directors of this corporation shall       6/17/97
                    consist of seventeen (17) directors.

    Article II      The board of directors of this corporation shall       7/15/97
                    consist of sixteen (16) directors.

    Article II      The board of directors of this corporation shall       4/21/98
                    consist of fifteen (15) directors.

    Article II      The board of directors of this corporation shall       9/15/98
                    consist of up to eighteen (18) directors.


WASHINGTON MUTUAL, INC.
AMENDMENTS TO BYLAWS -- PAGE 2
------------------------------

Article V of the Corporation's Bylaws was amended and restated, effective 6/15/99, to read as follows:

ARTICLE V - OFFICERS

      SECTION 5.1. RANKS AND TERMS IN OFFICE. The officers of the corporation shall be a Chief Executive Officer, a Chairman, a President of the Corporation, a General Auditor, a Controller, and such Vice Chairmen, Group Presidents, Senior Executive Vice Presidents, Executive Vice Presidents, Senior Vice Presidents, First Vice Presidents or Vice Presidents as the board of directors may designate and elect, or such other officers as the board of directors may designate and elect.

      Officers shall serve until the termination of their employment or their earlier removal from service as officers. Any officer may be removed, with or without cause, by the board of directors, but such removal shall be without prejudice to the contractual rights, if any, of the person so removed.

      SECTION 5.2. CHIEF EXECUTIVE OFFICER. The Chief Executive Officer of the corporation shall have direct supervision and management of its affairs and the general powers and duties of supervision and management usually vested in the Chief Executive officer of a corporation, subject to the Bylaws and policies of the corporation. The Chief Executive Officer shall be ex-officio a member of all committees except the Audit Committee and the Compensation and Stock Option Committee. The Chief Executive Officer shall perform such other duties as may be assigned by the board of directors. In the absence of the Chief Executive Officer, his duties shall be assumed by the President of the Corporation, and in their absence such duties shall be assumed by a person designated by the Chief Executive Officer or the board of directors.

      SECTION 5.3. CHAIRMAN. The Chairman shall preside over all meetings of the board of directors. The Chairman shall preside over all meetings of the shareholders, which duty shall include the authority to adjourn such meetings. The Chairman shall perform such other duties as may be assigned by the board of directors or the Chief Executive Officer, or as may be set forth in the policies and procedural directives of the corporation. In the event of the Chairman's incapacity, the Chairman's duties shall be assumed by the Chief Executive Officer or, in the event of the Chief Executive Officer's incapacity, the duties of the Chairman shall be assumed by the President of the Corporation, and in their absence such duties shall be assumed by a person designated by the board of directors.

      SECTION 5.4. PRESIDENT OF THE CORPORATION. The President of the Corporation shall perform such duties as may be assigned by the Chief Executive Officer or the board of directors, or as may be set forth in the policies and procedural directives of the corporation.

WASHINGTON MUTUAL, INC.
AMENDMENTS TO BYLAWS -- PAGE 3
--------------------------------

      SECTION 5.5. GENERAL AUDITOR. The General Auditor shall supervise and maintain continuous audit control of the assets and liabilities of the corporation. He shall be responsible only to the board of directors in coordination with the Chief Executive officer. He shall perform such other duties as may be assigned to him by the Chief Executive Officer or the President of the Corporation from time to time, only to the extent that such other duties do not compromise the independence of audit control.

      SECTION 5.6. CONTROLLER. The Controller shall be the chief accounting officer of the corporation and shall have supervisory control and direction of the general accounting, accounting procedure, budgeting and general bookkeeping, and shall be the custodian of the general accounting books, records, forms and papers. He shall also perform such other duties as may be assigned from time to time by the Chief Executive Officer, the President of the Corporation, a Vice Chairman, a Group President, a Senior Executive Vice President or an Executive Vice President, or as may be set forth in the policies and procedural directives of the corporation, only to the extent that such other duties do not compromise the independence of audit control.

      SECTION 5.7. VICE CHAIRMEN, GROUP PRESIDENTS, SENIOR EXECUTIVE VICE PRESIDENTS, EXECUTIVE VICE PRESIDENTS. Any Vice Chairmen, Group Presidents, Senior Executive Vice Presidents, Executive Vice Presidents shall perform such duties as may be assigned from time to time by the Chief Executive Officer or the President of the Corporation, or as may be set forth in the policies and procedural directives of the corporation.

      SECTION 5.8. SENIOR VICE PRESIDENTS, FIRST VICE PRESIDENTS AND VICE PRESIDENTS. Senior Vice Presidents, First Vice Presidents and Vice Presidents shall perform such duties as may be assigned from time to time by the Chief Executive Officer, the President of the Corporation, a Vice Chairmen, a Group President, a Senior Executive Vice President or a Executive Vice President, or as may be set forth in the policies and procedural directives of the corporation.

      SECTION 5.9. SECRETARY AND ASSISTANT SECRETARY. The Secretary shall keep the minutes of all meetings of the board of directors and of the shareholders. He shall give such notices to the directors as may be required by law or by these Bylaws. He shall have the custody of the corporate seal, if any, and the contracts, papers and documents belonging to the corporation. He shall also perform such other duties as may be assigned from time to time by the Chief Executive Officer, the President of the Corporation, a Vice Chairman, a Group President, a Senior Executive Vice President or an Executive Vice President, or as may be set forth in the policies and procedural directives of the corporation. In the absence of the Secretary, the powers and duties of the Secretary shall devolve upon an Assistant Secretary or such person as shall be designated by the Chief Executive Officer.

WASHINGTON MUTUAL, INC.
AMENDMENTS TO BYLAWS -- PAGE 4
------------------------------

      SECTION 5.10. COMBINING OFFICES. An officer who holds one office may, with or without resigning from such existing office, be elected by the board of directors to hold another office.

      SECTION 5.11. OTHER OFFICERS. The other Officers shall perform such duties as may be assigned by the Chief Executive Officer, the President of the Corporation, a Vice Chairman, a Group President, a Senior Executive Vice President or an Executive Vice President, or as may be set forth in the policies and procedural directives of the corporation. The Chief Executive Officer may designate such functional titles to an officer, as the Chief Executive Officer deems appropriate from time to time.

      SECTION 5.12. OFFICIAL BONDS. The corporation may be indemnified in the event of the dishonest conduct or unfaithful performance of an officer, employee, or agent by a corporate fidelity bond, the premiums for which may be paid by the corporation.

      SECTION 5.13. EXECUTION OF CONTRACTS AND OTHER DOCUMENTS. The Chief Executive Officer, the President of the Corporation, or any Vice Chairman, Group President, or Senior Executive Vice President may from time to time designate the officers, employees or agents of the corporation who shall have authority to sign deeds, contracts, satisfactions, releases, and assignments of mortgages, and all other documents or instruments in writing to be made or executed by the corporation.

      SECTION 5.14. RESIGNATION. Any officer may resign at any time by delivering written notice to the Chief Executive Officer, the President, the Secretary or the board of directors, or by giving oral notice at any meeting of the board. Any such resignation shall take effect at any subsequent time specified therein, or if the time is not specified, upon delivery thereof and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

      SECTION 5.15. COMPENSATION OF OFFICERS AND EMPLOYEES. The board of directors shall fix compensation of officers and may fix compensation of other employees from time to time. No officer shall be prevented from receiving a salary by reason of the fact that such officer is also a director of the corporation.

      SECTION 5.16. VOTING OF SHARES HELD BY CORPORATION. Shares of another corporation held by this corporation may be voted in person or by proxy by the Chief Executive Officer, by the President of the Corporation, by a Vice Chairman, by a Group President, by a Senior Executive Vice President, by an Executive Vice President, or by a Senior Vice President.

WASHINGTON MUTUAL, INC.
AMENDMENTS TO BYLAWS -- PAGE 5
------------------------------

Article IV, Section 4.3 of the Corporation's Bylaws was amended, effective 4/20/99, to read as follows:

      SECTION 4.3 ANNUAL AND OTHER REGULAR MEETINGS. Regular meetings of the Board shall be held at two-thirty o'clock, or an earlier hour in the discretion of the Chairman or the President, on the third Tuesday of the months of January, February, April, June, July, September, October, and December unless such day is a legal holiday, in which case the meeting shall be held on the first business day thereafter, or unless such meeting has been canceled by the Chairman or the President upon giving notice to the members of the Board at least three calendar days before the date on which such meeting is scheduled. The date of any regular meeting may be changed to such other date within the month as shall be determined by the Chairman or the President, or in the absence of the Chairman or the President, by any three members of the Board, provided notice of the time and place of such meeting is given as provided in Section 4.4. In each year, the regular meeting on the day of the Annual Meeting of Shareholders shall be known as the Annual Meeting of the Board.

WASHINGTON MUTUAL, INC.
AMENDMENTS TO BYLAWS -- PAGE 6
------------------------------



     Article IV      Sec. 4.14. CORPORATE RELATIONS COMMITTEE  The                   2/17/98
    Section 4.14     Chairman, with the approval of the board of
                     directors,  may appoint from among the members of the board of the Corporation,  a Corporate  Relations Committee which shall  consist  of no fewer  than two  Directors  and shall monitor the performance of voluntary  commitments  that the
                     Corporation  has made to support its  communities,  and the contributions  by the Corporation to the Washington  Mutual
                     Foundation.

     Article IV      Section 4.14. CORPORATE RELATIONS COMMITTEE.  The              12/16/97
    Section 4.14     Chairman, with the approval of the board of
                     directors,  may appoint from among the members of the board of the Corporation,  a Corporate  Relations Committee which shall consist of no fewer than two Directors and shall have supervisory  control and  direction of the  performance  of voluntary  commitments  that  the  Corporation  has made to support  its  communities,  and  of  contributions  by  the
                     Corporation to the Washington Mutual Foundation.

     Article IV      Section 4.15  CORPORATE DEVELOPMENT COMMITTEE.  The            12/16/97
    Section 4.15     Chairman, with the approval of the board of
                     directors,  shall  appoint  from  among the  members of the board a Corporate Development Committee which shall consist of the  Chairman  of the  Board and not less than two other
                     directors.   The  Corporate   Development  Committee  shall
                     exercise all the authority of the Board: (A) with regard to the authorization of negotiations and approval of the terms of offers and  agreements  and of  investments  relating to mergers and  acquisitions not involving a change of control of the  Corporation;  provided,  that further action of the board of  directors  shall be required  for  submission  to shareholders of a plan of merger or consolidation;  and (B)
                     with  regard  to  approval  of  the  final  terms,  rights, designations  and  preferences of stock to be issued by the
                     Corporation,  provided,  that prior  action of the board of directors  shall be required to specify the maximum  number or value of the shares to be issued.

WASHINGTON MUTUAL, INC.
AMENDMENTS TO BYLAWS -- PAGE 7
------------------------------

 Prior Article IV,   Section 4.16  OTHER BOARD COMMITTEES.  The Board of            12/16/97
    Section 4.14     Directors may by resolution designate from among
   renumbered as     its members such other committees as the Board in
    Article IV,      its discretion may determine, each of which must
    Section 4.16     have two or more members.  To the extent provided
                     in such resolutions, each such committee shall have and may exercise the authority of the board of directors, except as limited by  applicable  law.  The  designation  of any such committee and the delegation thereto of authority shall not relieve the Board of Directors,  or any members thereof, of
                     any  responsibility   imposed  by  law.  In  addition,  the
                     Chairman  of the Board,  with the  approval of the Board of
                     Directors,  may appoint from among the members of the Board such committees as he deems appropriate.

     Article IV      Section 4.17  COMMITTEE PROCEDURES.  Except as                 12/16/97
    Section 4.17     provided in the bylaws or in specific resolutions
                     of the  Board of  Directors,  the  committees  of the Board shall be  governed  by the same rules  regarding  meetings, action  without  meetings,  notice,  waiver of notice,  and quorum and voting  requirements  as applied to the Board of
                     Directors.

 Prior Article IV,   Renumbered as Article IV, Sections 4.18 through                12/16/97
   Sections 4.15     4.22, respectively.
    through 4.19



WASHINGTON MUTUAL, INC.
AMENDMENTS TO BYLAWS -- PAGE 8
------------------------------

     Article IV      Section 4.4.  SPECIAL MEETINGS.  Special meetings              9/16/97
    Section 4.4      of the board of directors may be called by the
                     board of  directors,  the  chairman  of the  board,  or the president.  The notice of a special meeting of the board of directors shall state the date and time and, if the meeting is not  exclusively  telephonic,  the place of the meeting.
                     Unless  otherwise  required by law, neither the business to be  transacted  at,  nor the  purpose  of,  any  regular or special meeting of the board of directors need be specified in the notice or waiver of notice of such  meeting.  Notice shall be given by the person or persons  authorized to call such  meeting,  or by the secretary at the direction of the person or  persons  authorized  to call such  meeting.  The notice  may be oral or  written.  If the  notice  is orally communicated  in person or by  telephone to the director or
                     to  the  director's   personal  secretary  or  is  sent  by
                     electronic  mail,  telephone or wireless  equipment,  which transmits  a  facsimile  of the  notice  to the  director's electronic mail  designation or telephone  number appearing on the records of the corporation,  the notice of a meeting shall be  timely  if sent no later  than  twenty-four  (24)
                     hours prior to the time set for such meeting. If the notice is sent by courier to the director's  address  appearing on the  records  of the  corporation,  the notice of a meeting shall be timely if sent no later  than  three (3) full days prior to the time set for such  meeting.  If the  notice is sent by mail to the  director's  address  appearing  on the records of the  corporation,  the notice of a meeting shall be timely if sent no later than five (5) full days prior to the time set for such meeting.

     Article V       Sec. 5.1  RANKS AND TERMS IN OFFICE.  The officers             9/16/97
      Sec. 5.1       of the corporation shall be a Chief Executive
                     Officer,  a President,  a controller,  a General Auditor, a
                     Secretary and such Executive Vice  Presidents,  Senior Vice
                     Presidents,  First Vice  Presidents,  Vice  Presidents,  or
                     other officers as the Board may designate.

                     The officers shall be elected by the board of directors, to serve,  unless  earlier  removed,  until  the  next  annual
                     meeting  of  directors  and  until  the   appointment   and
                     qualification   of  their   successors.   Officers  may  be
                     terminated or removed at will at any time.

     Article V       Sec. 5.8  SENIOR VICE PRESIDENTS, FIRST VICE                   9/16/97
      Sec. 5.8       PRESIDENTS, AND VICE PRESIDENTS.  Any Senior Vice
                     Presidents,  First  Vice  Presidents,  and Vice  Presidents
                     shall  perform  such  duties  as may be  specified  in duly adopted  policies of the corporation or as may from time to time be  assigned to them by the Chief  Executive  Officer, the President, or an Executive Vice President.

WASHINGTON MUTUAL, INC.
AMENDMENTS TO BYLAWS -- PAGE 9
------------------------------

     Article V       Sec. 5.12  CONTRACTS AND SATISFACTIONS.  The Chief             9/16/97
     Sec. 5.12       Executive Officer, the President, or any Executive
                     Vice President may from time to time designate the officers or  employees  of  Washington  Mutual,  Inc. who shall have
                     authority   to  sign   deeds,   contracts,   satisfactions,
                     releases,  and  assignments  of  mortgages,  and all  other instruments  in  writing  to be  made  or  executed  by the corporation.

     Article V       Section 5.2  CHIEF EXECUTIVE OFFICER.  The Chief               4/15/97
    Section 5.2      Executive Officer of the corporation shall have
                     direct  supervision  and  management of its affairs and the general  powers and duties of  supervision  and  management
                     usually  vested  in  the  Chief  Executive   Officer  of  a
                     corporation,  subject to the Bylaws of the corporation.  He shall be ex-officio a member of all  committees  except the
                     Audit  Committee  and the  Compensation  and  Stock  Option
                     Committee.  The Chief Executive  Officer shall perform such other duties as may be assigned by the board of  directors.
                     In the absence of the Chief Executive  Officer,  his duties shall be assumed  by the  President,  and in their  absence such duties shall be assume by a person  designated  by the
                     Chief Executive Officer or the board of directors.

WASHINGTON MUTUAL, INC.
AMENDMENTS TO BYLAWS -- PAGE 10
-------------------------------



     Article IV      Section 4.11.  AUDIT COMMITTEE.  The board of                  2/18/97
    Section 4.11     directors, at any regular meeting of the Board,
                     shall  elect from their  number an Audit  Committee  of not less than three members,  none of whom shall be employed by the  corporation.  At least annually the Board of Directors shall  determine that each Committee  member is independent of management of the corporation and not a "large customer"
                     as defined by the Code of Federal Regulations,  and that at
                     least  two  Committee   members  have  banking  or  related
                     financial expertise.

                             The Audit  Committee (a) shall review the basis for
                     the audited  financial  statements of the corporation;  (b)
                     shall oversee the corporation's internal control structure,
                     its  accounting  and  financial   reporting  process,   its
                     independent   audit  function,   and  its  compliance  with
                     applicable  laws and  regulations;  (c)  shall  cause  such examination  of the records and affairs of the  corporation to be made for the  purpose of  determining  its  financial condition  as  is  necessary  under  applicable  State  and
                     Federal laws and regulations;  (d) shall review  compliance with all corporate  policies that have been approved by the
                     Board;  and (e) shall have such other  responsibilities  as required  by  law  or  regulation  or as  determined  to be necessary  or  appropriate  in the judgment of the Board or the Chairperson of the Committee, including but not limited to ensuring the independence of the corporation's  internal audit functions.

                             In  performing  all  of its  responsibilities,  the
                     Audit Committee may take whatever steps it deems necessary.
                     Among  other  things,   the  Audit   Committee  shall  have
                     authority to require the  assistance  of the  corporation's
                     General  Auditor,  of  the  corporation's   Internal  Audit
                     Department, of management, of the corporation's independent public accountant,  and of outside counsel to perform these responsibilities.


WASHINGTON MUTUAL, INC.
AMENDMENTS TO BYLAWS -- PAGE 11
-------------------------------


   Article VIII     This section is hereby amended so that the                      2/20/96
   Section 8.6      existing language is retained except that it is
                    identified  as  subparagraph  (a),  the final  period in the paragraph is replaced by a semicolon and the word "or",  and a new subparagraph (b) is added as follows:

                    (b)  The   corporation   shall  pay  for  or  reimburse  the
                    reasonable  expenses  incurred by any officer or employee of the corporation,  who is not a director, who is a party to a proceeding in advance of final disposition of the proceeding if:  (1)  such  person  furnishes  the  corporation  with an affidavit  stating  that (a) he or she was made a party to a proceeding  because  he or  she  is or  was  an  officer  or employee  of the  corporation,  (b) he or she  acted in good faith, (c) the conduct in question was carried out in his or her official  capacity with the corporation,  and (d) his or her conduct was in the  corporation's  best  interests,  (2)
                    such  person   furnishes  the  corporation  with  a  written
                    undertaking, executed personally, to repay the advance if it is ultimately  determined  that such person did not meet the standard of conduct set forth in the  affidavit and (3) such payment  or  reimbursement  is  approved  in  writing by the
                    President or the Chief Executive Officer of the corporation, or by a designee of either of them.

                                    RESTATED
                                     BYLAWS

                                       OF

                             WASHINGTON MUTUAL, INC.

Originally adopted on SEPTEMBER 28, 1994
Restated on MARCH 16, 1995




                                       -2-

                                TABLE OF CONTENTS

Article I. OFFICES...........................................................................1

Article II. NUMBER OF DIRECTORS..............................................................1

Article III. SHAREHOLDERS....................................................................1

   Section 3.1 Annual Meeting................................................................1
   Section 3.2 Special Meetings..............................................................1
   Section 3.3 Place of Meetings.............................................................1
   Section 3.4 Fixing of Record Date.........................................................1
   Section 3.5 Voting Lists..................................................................2
   Section 3.6 Notice of Meetings............................................................2
   Section 3.7 Waiver of Notice..............................................................3
   Section 3.8 Manner of Acting; Proxies.....................................................3
   Section 3.9 Quorum........................................................................3
   Section 3.10 Voting of Shares.............................................................3
   Section 3.11 Voting for Directors.........................................................4
   Section 3.12 Voting of Shares by Certain Holders..........................................4
   Section 3.13 Notice of Nomination.........................................................5
   Section 3.14 Action Without a Meeting.....................................................5

Article IV. BOARD OF DIRECTORS...............................................................5

   Section 4.1 General Powers................................................................5
   Section 4.2 Number, Tenure and Qualification..............................................5
   Section 4.3 Annual and Other Regular Meetings.............................................5
   Section 4.4 Special Meetings..............................................................6
   Section 4.5 Waiver of Notice..............................................................6
   Section 4.6 Quorum........................................................................6
   Section 4.7 Manner of Acting..............................................................6
   Section 4.8 Participation by Conference Telephone.........................................7
   Section 4.9 Presumption of Assent.........................................................7
   Section 4.10 Action by Board Without a Meeting............................................7
   Section 4.11 Audit Committee..............................................................7
   Section 4.12 Compensation and Stock Option Committee......................................7
   Section 4.13 Directors' Loan & Investment Committee.......................................8
   Section 4.14 Other Board Committees.......................................................9
   Section 4.15 Resignation..................................................................9
   Section 4.16 Removal......................................................................9
   Section 4.17 Vacancies....................................................................9
   Section 4.18 Compensation.................................................................9




                                       -i-

   Section 4.19 Chairman of the Board........................................................9

Article V. OFFICERS.........................................................................10

   Section 5.1 Ranks and Terms in Office....................................................10
   Section 5.2 Chief Executive Officer......................................................10
   Section 5.3 President....................................................................10
   Section 5.4 Senior Executive Vice President..............................................10
   Section 5.5 Controller...................................................................10
   Section 5.6 General Auditor..............................................................10
   Section 5.7 Secretary and Assistant Secretary............................................11
   Section 5.8 Executive Vice Presidents....................................................11
   Section 5.9 Senior Vice Presidents and Vice Presidents...................................11
   Section 5.10 Combining Offices...........................................................11
   Section 5.11 Other Officers..............................................................11
   Section 5.12 Official Bonds..............................................................11
   Section 5.13 Contracts and Satisfactions.................................................11
   Section 5.14 Resignation.................................................................11
   Section 5.15 Compensation of Officers and Employees......................................12

Article VI. SHARES..........................................................................12

   Section 6.1 Certificates for Shares......................................................12
   Section 6.2 Issuance of Shares...........................................................12
   Section 6.3 Beneficial Ownership.........................................................12
   Section 6.4 Transfer of Shares...........................................................12
   Section 6.5 Lost or Destroyed Certificates...............................................12
   Section 6.6 Stock Transfer Records.......................................................12

Article VII. SEAL...........................................................................13

Article VIII. INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES AND
AGENTS......................................................................................13

   Section 8.1 Director's Right To Indemnification..........................................13
   Section 8.2 Director's Burden of Proof and Procedure For Payment.........................14
   Section 8.3 Right of Claimant to Bring Suit..............................................14
   Section 8.4 Nonexclusivity of Rights.....................................................14
   Section 8.5 Insurance, Contracts and Funding.............................................14
   Section 8.6 Indemnification of Officers, Employees and Agents of the Corporation.........15
   Section 8.7 Contract Right...............................................................15
   Section 8.8 Severability.................................................................15




                                      -ii-

Article IX. BOOKS AND RECORDS...............................................................15

Article X. FISCAL YEAR......................................................................15

Article XI. VOTING OF SHARES OF ANOTHER CORPORATION.........................................15

Article XII. AMENDMENTS TO BYLAWS...........................................................16




                                      -iii-



                                     BYLAWS

                                       OF

                             WASHINGTON MUTUAL, INC.



ARTICLE I. OFFICES


        The principal office and place of business of the corporation in the state of Washington shall be located at 1201 Third Avenue, Seattle, Washington 98101.

        The corporation may have such other offices within or without the state of Washington as the board of directors may designate or the business of the corporation may require from time to time.

ARTICLE II. NUMBER OF DIRECTORS

        The board of directors of this corporation shall consist of fifteen (15) directors.

ARTICLE III. SHAREHOLDERS


        SECTION 3.1 ANNUAL MEETING. The annual meeting of the shareholders shall be held on the third Tuesday in the month of April in each year, beginning with the year 1995, at 10:00 a.m., or at such other date or time as may be determined by the board of directors, for the purpose of electing directors and for the transaction of such other business as may come before the meeting. If the day fixed for the annual meeting shall be a legal holiday in the state of Washington, the meeting shall be held on the next succeeding business day. If the election of directors is not held on the day designated herein for any annual meeting of the shareholders or at any adjournment thereof, the board of directors shall cause the election to be held at a meeting of the shareholders as soon thereafter as may be convenient.

        SECTION 3.2 SPECIAL MEETINGS. Special meetings of the shareholders for any purpose or purposes unless otherwise prescribed by statute may be called by the Chairman, by the board of directors, or by the written request of any director or holders of at least twenty-five percent (25%) of the votes entitled to be cast on each issue to be considered at the special meeting.

        SECTION 3.3 PLACE OF MEETINGS. Meetings of the shareholders shall be held at either the principal office of the corporation or at such other place within or without the state of Washington as the person or persons calling the meeting may designate.

        SECTION 3.4 FIXING OF RECORD DATE. For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or
                                       -1-

shareholders entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other proper purpose, the board of directors may fix in advance a date as the record date for any such determination of shareholders, which date in any case shall not be more than seventy (70) days and, in the case of a meeting of shareholders, not less than 20 days prior to the date on which the particular action requiring such determination of shareholders is to be taken. If no record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders, or shareholders entitled to receive payment of a dividend or distribution, the day before the first notice of a meeting is dispatched to shareholders or the date on which the resolution of the board of directors authorizing such dividend or distribution is adopted, as the case may be, shall be the record date for such determination of shareholders. When a determination of shareholders entitled to notice of or to vote at any meeting of shareholders has been made as provided in this section, such determination shall apply to any adjournment thereof unless the board of directors fixes a new record date, which it must do if the meeting is adjourned to a date more than one hundred twenty
(120) days after the date fixed for the original meeting.

        The record date for determining shareholders entitled to take action without a meeting is the date the first shareholder signs the consent in lieu of meeting.

        SECTION 3.5 VOTING LISTS. At least ten (10) days before each meeting of the shareholders, the officer or agent having charge of the stock transfer books for shares of the corporation shall prepare an alphabetical list of all its shareholders on the record date who are entitled to vote at the meeting or any adjournment thereof, arranged by voting group, and within each voting group by class or series of shares, with the address of and the number of shares held by each, which record for a period of ten (10) days prior to the meeting shall be kept on file at the principal office of the corporation or at a place identified in the meeting notice in the city where the meeting will be held. Such record shall be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any shareholder, shareholder's agent or shareholder's attorney at any time during the meeting or any adjournment thereof. Failure to comply with the requirements of this bylaw shall not affect the validity of any action taken at the meeting.

        SECTION 3.6 NOTICE OF MEETINGS. Written or printed notice stating the date, time and place of a meeting of shareholders and, in the case of a special meeting of shareholders, the purpose or purposes for which the meeting is called, shall be given by the person or persons calling the meeting or by the Secretary at the direction of such person or persons to each shareholder of record entitled to vote at such meeting (unless required by law to send notice to all shareholders regardless of whether or not such shareholders are entitled to vote), not less than ten (10) days and not more than sixty (60) days before the meeting, except that notice of a meeting to act on an amendment to the articles of incorporation, a plan of merger or share exchange, a proposed sale, lease, exchange or other disposition of all or substantially all of the assets of the corporation other than in the usual course of business, or the dissolution of the corporation shall be given not less than twenty (20) days and not more than sixty (60) days before the meeting. Written notice may be transmitted by: Mail, private carrier or personal delivery; telegraph or teletype; or telephone, wire or wireless equipment which transmits a facsimile of the notice. Such notice shall be effective upon dispatch if sent to the shareholder's address, telephone number, or other number appearing on the records of the corporation.

        If an annual or special shareholders' meeting is adjourned to a different date, time or place, notice need not be given of the new date, time or place if the new date, time or place is announced at the meeting before adjournment unless a new record date is or must be fixed. If a new record date for the adjourned meeting is or must be fixed, however, notice of the adjourned meeting must be given to persons who are shareholders as of the new record date.

        SECTION 3.7 WAIVER OF NOTICE. A shareholder may waive any notice required to be given under the provisions of these bylaws, the articles of incorporation or by applicable law, whether before or after the date and time stated therein. A valid waiver is created by any of the following three methods:
(a) in writing signed by the shareholder entitled to the notice and delivered to the corporation for inclusion in its corporate records; (b) by attendance at the meeting, unless the shareholder at the beginning of the meeting objects to holding the meeting or transacting business at the meeting; or (c) by failure to object at the time of presentation of a matter not within the purpose or purposes described in the meeting notice.

        SECTION 3.8 MANNER OF ACTING; PROXIES. A shareholder may vote either in person or by proxy. A shareholder may vote by proxy by means of a proxy appointment form which is executed in writing by the shareholder, his agent, or by his duly authorized attorney-in-fact. All proxy appointment forms shall be filed with the secretary of the corporation before or at the commencement of meetings. No unrevoked proxy appointment form shall be valid after eleven (11) months from the date of its execution unless otherwise expressly provided in the appointment form. No proxy appointment may be effectively revoked until notice in writing of such revocation has been given to the secretary of the corporation by the shareholder appointing the proxy.

        SECTION 3.9 QUORUM. At any meeting of the shareholders, a majority in interest of all the shares entitled to vote on a matter by the voting group, represented in person or by proxy by shareholders of record, shall constitute a quorum of that voting group for action on that matter. If less than a majority is represented, a majority of those represented may adjourn the meeting to such time and place as they may determine, without further notice, except as set forth in Section 3.6. Once a share is represented at a meeting, other than to object to holding the meeting or transacting business, it is deemed to be present for purposes of a quorum for the remainder of the meeting and for any adjournment of that meeting unless a new record date is or must be fixed for the adjourned meeting. At such reconvened meeting, any business may be transacted which might have been transacted at the adjourned meeting. If a quorum exists, action on a matter is approved by a voting group if the votes cast within the voting group favoring the action exceed the votes cast within the voting group opposing the action, unless the question is one upon which a different vote is required by express provision of law or of the articles of incorporation or of these bylaws.

        SECTION 3.10 VOTING OF SHARES. Each outstanding share, regardless of class, shall be entitled to one vote on each matter submitted to a vote at a meeting of shareholders, except as may be otherwise provided in the articles of incorporation.

        SECTION 3.11 VOTING FOR DIRECTORS. In the election of directors every shareholder of record entitled to vote at the election shall have the right to vote in person the number of shares owned by him for as many persons as there are directors to be elected and for whose election he has a right to vote. Shareholders entitled to vote at any election of directors shall have no right to cumulate votes. In any election of directors the candidates elected are those receiving the largest numbers of votes cast by the shares entitled to vote in the election, up to the number of directors to be elected by such shares.

        SECTION 3.12 VOTING OF SHARES BY CERTAIN HOLDERS.

               3.12.1 Shares standing in the name of another corporation, domestic or foreign, may be voted by such officer, agent or proxy as the board of directors of such corporation may determine. A certified copy of a resolution adopted by such directors shall be conclusive as to their determination.

               3.12.2 Shares held by a personal representative, administrator, executor, guardian or conservator may be voted by such administrator, executor, guardian or conservator, without a transfer of such shares into the name of such personal representative, administrator, executor, guardian or conservator. Shares standing in the name of a trustee may be voted by such trustee, but no trustee shall be entitled to vote shares held in trust without a transfer of such shares into the name of the trustee.

               3.12.3 Shares standing in the name of a receiver may be voted by such receiver, and shares held by or under the control of a receiver may be voted by the receiver without the transfer thereof into his name if authority so to do is contained in an appropriate order of the court by which such receiver was appointed.

               3.12.4 If shares are held jointly by three or more fiduciaries, the will of the majority of the fiduciaries shall control the manner of voting or appointment of a proxy, unless the instrument or order appointing such fiduciaries otherwise directs.

               3.12.5 Unless the pledge agreement expressly provides otherwise, a shareholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee shall be entitled to vote the shares so transferred.

               3.12.6 Shares held by another corporation shall not be voted at any meeting or counted in determining the total number of outstanding shares entitled to vote at any given time if a majority of the shares entitled to vote for the election of directors of such other corporation is held by this corporation.

               3.12.7 On and after the date on which written notice of redemption of redeemable shares has been dispatched to the holders thereof and a sum sufficient to redeem such shares has been deposited with a bank or trust company with irrevocable instruction and authority to pay the redemption price to the holders thereof upon surrender of certificates therefor, such shares shall not be entitled to vote on any matter and shall be deemed to be not outstanding shares.

        SECTION 3.13 NOTICE OF NOMINATION. Nominations for the election of directors and proposals for any new business to be taken up at any annual or special meeting of shareholders may be made by the board of directors of the corporation or by any shareholder of the corporation entitled to vote generally in the election of directors. In order for a shareholder of the corporation to make any such nomination or proposal at any annual meeting, the shareholder must first give notice thereof in writing, delivered or mailed by first class United States mail, postage prepaid (the "Required Method of Mailing"), to the Secretary of the corporation not less than 90 days in advance of the date corresponding to the date that the corporation's proxy statement was released to security holders in connection with the previous year's annual meeting of security holders, except that if no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than 30 calendar days from the date of the previous year's annual meeting, a proposal shall be received by the corporation in accordance with the method set forth hereafter for proposals or nominations in advance of a special meeting of shareholders. Notice of shareholder nominations or proposals to be taken up at a special meeting of shareholders must be delivered or mailed by the Required Method of Mailing to the Secretary of the corporation not less than ten days nor more than sixty days prior to any such meeting. Each such notice given by a shareholder with respect to nominations for the election of directors shall set forth (i) the name, age, business address and, if known, residence address of each nominee proposed in such notice, (ii) the principal occupation or employment of each such nominee, and (iii) the number of shares of stock of the corporation which are beneficially owned by each such nominee.

        SECTION 3.14 ACTION WITHOUT A MEETING. Any action permitted or required to be taken at a meeting of the shareholders may be taken without a meeting if one or more consents in writing setting forth the action so taken shall be signed by all the shareholders.

ARTICLE IV. BOARD OF DIRECTORS


        SECTION 4.1 GENERAL POWERS. The business and affairs of the corporation shall be managed by its board of directors.

        SECTION 4.2 NUMBER, TENURE AND QUALIFICATION. The number of directors set forth in Article II of these bylaws may be increased or decreased from time to time by amendment to or in the manner provided in these bylaws. No decrease, however, shall have the effect of shortening the term of any incumbent director unless such director resigns or is removed in accordance with the provisions of these bylaws. The directors shall be classified and shall hold such terms as set forth in the articles of incorporation. In all cases, directors shall serve until their successors are duly elected and qualified or until their earlier resignation, removal from office or death. Directors need not be residents of the state of Washington or shareholders of the corporation.

        SECTION 4.3 ANNUAL AND OTHER REGULAR MEETINGS. Regular meetings of the board shall be held at two-thirty o'clock, or an earlier hour in the discretion of the Chairman or the

President, in the afternoon of the third Tuesday of the months of January, February, March, April, May, June, July, September, October, and December unless such day is a legal holiday, in which case the meeting shall be held on the first business day thereafter, or unless such meeting has been canceled by the Chairman or the President upon giving notice to the members of the board at least three calendar days before the date on which such meeting is scheduled. The date of any regular meeting may be changed to such other date within the month as shall be determined by the Chairman or the President, or in their absence by the Senior Executive Vice President, or in the absence of the Chairman, the President, and the Senior Executive Vice President, by any three members of the board, provided notice of the time and place of such meeting is given as provided in Section 4.4. In each year, the regular meeting on the day of the Annual Meeting of Shareholders shall be known as the Annual Meeting of the Board.

        SECTION 4.4 SPECIAL MEETINGS. Special meetings of the board of directors may be called by the board of directors, the chairman of the board, or the president. Notice of special meetings of the board of directors stating the date, time and place thereof shall be given at least three (3) days prior to the date set for such meeting by the person or persons authorized to call such meeting, or by the secretary at the direction of the person or persons authorized to call such meeting. The notice may be oral or written. Oral notice may be communicated in person or by telephone, wire or wireless equipment, which does not transmit a facsimile of the notice. Oral notice is effective when communicated. Written notice may be transmitted by mail, private carrier, or personal delivery; telegraph or teletype; or telephone, wire, or wireless equipment which transmits a facsimile of the notice. Written notice is effective upon dispatch if such notice is sent to the director's address, telephone number, or other number appearing on the records of the corporation. If no place for such meeting is designated in the notice thereof, the meeting shall be held at the principal office of the corporation. Unless otherwise required by law, neither the business to be transacted at, nor the purpose of, any regular or special meeting of the board of directors need be specified in the notice or waiver of notice of such meeting.

        SECTION 4.5 WAIVER OF NOTICE. Any director may waive notice of any meeting at any time. Whenever any notice is required to be given to any director of the corporation pursuant to applicable law, a waiver thereof in writing signed by the director, entitled to notice, shall be deemed equivalent to the giving of notice. The attendance of a director at a meeting shall constitute a waiver of notice of the meeting except where a director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully convened. A director waives objection to consideration of a particular matter at a meeting that is not within the purpose or purposes described in the meeting notice, unless the director objects to considering the matter when it is presented.

        SECTION 4.6 QUORUM. A majority of the number of directors specified in or fixed in accordance with these bylaws shall constitute a quorum for the transaction of any business at any meeting of directors. If less than a majority shall attend a meeting, a majority of the directors present may adjourn the meeting from time to time without further notice, and a quorum present at such adjourned meeting may transact business.

        SECTION 4.7 MANNER OF ACTING. If a quorum is present when a vote is taken, the affirmative vote of a majority of directors present is the act of the board of directors.

        SECTION 4.8 PARTICIPATION BY CONFERENCE TELEPHONE. Directors may participate in a regular or special meeting of the board by, or conduct the meeting through the use of, any means of communication by which all directors participating can hear each other during the meeting and participation by such means shall constitute presence in person at the meeting.

        SECTION 4.9 PRESUMPTION OF ASSENT. A director who is present at a meeting of the board of directors at which action is taken shall be presumed to have assented to the action taken unless such director's dissent shall be entered in the minutes of the meeting or unless such director shall file his written dissent to such action with the person acting as secretary of the meeting before the adjournment thereof or shall forward such dissent by registered mail to the secretary of the corporation immediately after adjournment of the meeting. Such right to dissent shall not apply to a director who voted in favor of such action.

        SECTION 4.10 ACTION BY BOARD WITHOUT A MEETING. Any action permitted or required to be taken at a meeting of the board of directors may be taken without a meeting if one or more written consents setting forth the action so taken, shall be signed, either before or after the action taken, by all the directors. Action taken by written consent is effective when the last director signs the consent, unless the consent specifies a later effective date.

        SECTION 4.11 AUDIT COMMITTEE. The board of directors, at any regular meeting of the Board, shall elect from their number an Audit Committee of not less than three members, none of whom shall be employed by the corporation. At least annually the board of directors shall determine that each Committee member is independent of management of the corporation and not a "large customer" of the corporation or any of its subsidiaries as defined by the Code of Federal Regulations, and that at least two Committee members have banking or related financial management expertise.

        The Audit Committee (a) shall review the basis for the audited financial statements of the corporation; (b) shall oversee the corporation's adherence to the laws and regulations governing the corporation's operations; (c) shall review compliance with all corporate policies that have been approved by the Board; and (d) shall have such other responsibilities as required by law or regulation or as determined necessary or appropriate in the judgment of the Board or the Chairperson of the Committee, including but not limited to ensuring the independence of the corporation's internal audit functions.

        In performing all of its responsibilities, the Audit Committee may take whatever steps it deems necessary. Among other things, the Audit Committee shall have authority to require the assistance of the corporation's General Auditor, of management, of the corporation's independent public accountant, and of outside counsel to perform these responsibilities.

        SECTION 4.12 COMPENSATION AND STOCK OPTION COMMITTEE.

        The board of directors at any regular meeting of the board, shall elect from their number a Compensation and Stock Option Committee which committee shall have not less than three members, none of whom shall be employed by the corporation.

        The Compensation and Stock Option Committee shall concern itself with all forms of compensation and benefits for officers and employees of the corporation. It shall serve as the Option Committee pursuant to the stock option plans of the corporation, and shall have oversight of the corporation's pension and retirement plans and such other plans as are subject to the Employees Retirement Income Security Act of 1974. The Compensation and Stock Option Committee shall determine the proper salaries which the Board is to establish for all officers of the corporation who are in Salary Grade 19 or higher, and shall have oversight of the determination of the compensation of other officers and employees of the corporation.

        The Compensation and Stock Option Committee shall have all the authority of the Board of Directors to oversee the administration of and to amend policies that govern the corporation's employee relations (the "Employee Policies") following initial approval by the Board.

     The compensation and Stock Option Committee shall report to the Board on any material amendment of the Employee Policies.

        SECTION 4.13 DIRECTORS' LOAN & INVESTMENT COMMITTEE. At any regular meeting of the board, the Chairman of the Board, with the approval of the board of directors shall appoint from the members of the board a Directors' Loan & Investment Committee. The Committee shall consist of the Chairman and President (if he is a member of the board) of the Corporation and certain other members of the board, a majority of whom shall not be officers of the Corporation. The Chairman of the Board shall appoint a committee chairman who is not an officer of the Corporation.

        The Committee Chairman shall coordinate with the Corporation's staff in the preparation of reports for the Committee and the Board.

        The Committee shall have oversight of the officers of the Corporation who are responsible for the loans or investments of the Corporation and for managing the sale, exchange and other disposition of loans or investments.

        Its power shall include, but not be limited to oversight of all securities and loan investments and dispositions, and all purchases of real estate and the disposition of all property, real or personal, tangible or intangible, acquired by the Corporation in satisfaction of debts owing to it or otherwise (except the Corporation premises or other real property acquired for use by the Corporation).

        In connection with the monitoring of the Corporation's return on investments in subsidiaries and other Corporations, the Committee shall also have oversight of the officers of the Corporation who are responsible for such investments.

        The Committee shall have authority to oversee the administration of the policies that govern the Corporation's loans or investments. The Committee shall have all the authority of the board of directors to amend such policies following initial approval by the Board.

        SECTION 4.14 OTHER BOARD COMMITTEES. The board of directors may by resolution designate from among its members such other committees as the board in its discretion may determine, each of which must have two (2) or more members. All committees of the board shall be governed by the same rules regarding meetings, action without meetings, notice, waiver of notice, and quorum and voting requirements as applied to the board of directors, except that unless otherwise specified in the bylaws or the resolution creating the committee, notice of the date, time and place of the meeting may be given only one (1) day prior to the date set for the meeting. To the extent provided in such resolutions, each such committee shall have and may exercise the authority of the board of directors, except as limited by applicable law. The designation of any such committee and the delegation thereto of authority shall not relieve the board of directors, or any members thereof, of any responsibility imposed by law.

        SECTION 4.15 RESIGNATION. Any director may resign at any time by delivering written notice to the chairman of the board, the president, the secretary, or the registered office of the corporation, or by giving oral notice at any meeting of the directors or shareholders. Any such resignation shall take effect at any subsequent time specified therein, or if the time is not specified, upon delivery thereof and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

        SECTION 4.16 REMOVAL. At a meeting of the shareholders called expressly for that purpose, any director or the entire board of directors may be removed from office, with cause, by a vote of the holders of a majority of the shares then entitled to vote at an election of the director or directors whose removal is sought. If the board of directors or any one or more directors is so removed, new directors may be elected at this same meeting.

        SECTION 4.17 VACANCIES. A vacancy on the board of directors may occur by the resignation, removal or death of an existing director, or by reason of increasing the number of directors on the board of directors as provided in these bylaws. Except as may be limited by the articles of incorporation, any vacancy occurring in the board of directors may be filled by the affirmative vote of four-fifths of the remaining directors though less than a quorum. A director elected to fill a vacancy shall be elected for a team of office continuing only until the next election of directors by shareholders.

        If the vacant office was held by a director or elected by holders of one or more authorized classes or series of shares, only the holders of those classes or series of shares are entitled to vote to fill the vacancy.

        SECTION 4.18 COMPENSATION. By resolution of the board of directors, the directors may be paid a fixed sum plus their expenses, if any, for attendance at meetings of the board of directors or committee thereof, or a stated salary as director. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor.

        SECTION 4.19 CHAIRMAN OF THE BOARD. The Chairman shall preside at meetings of the board of directors. In the absence of the Chairman and the Chief Executive Officer, the directors present may select someone from their number to preside. The Chairman shall be ex-officio a member of all committees, except the Audit Committee and the Compensation and Stock Option Committee. The Chairman shall perform such other duties as may be assigned by the board of directors.

ARTICLE V. OFFICERS


        SECTION 5.1 RANKS AND TERMS IN OFFICE. The officers of the corporation shall be a Chief Executive Officer, a President, a Senior Executive Vice President, a Controller, a General Auditor, a Secretary and such Executive Vice Presidents, Senior Vice Presidents, Vice Presidents, or other officers as the Board may designate.

        The officers shall be elected by the board of directors, to serve, unless earlier removed, until the next annual meeting of directors and until the appointment and qualification of their successors. Officers may be terminated or removed at will at any time.

        SECTION 5.2 CHIEF EXECUTIVE OFFICER. The Chief Executive Officer of the corporation shall have direct supervision and management of its affairs and the general powers and duties of supervision and management usually vested in the Chief Executive officer of a corporation, subject to the Bylaws of the corporation. He shall be ex-officio a member of all committees. The Chief Executive Officer shall perform such other duties as may be assigned by the board of directors. In the absence of the Chief Executive Officer, his duties shall be assumed by the President, and in their absence such duties shall be assumed by a person designated by the Chief Executive Officer or the board of directors.

        SECTION 5.3 PRESIDENT. The President shall perform such duties as may be assigned by the Chief Executive Officer or the board of directors. The President shall preside over all meetings of the shareholders, which duty shall include the authority to adjourn such meetings.

        SECTION 5.4 SENIOR EXECUTIVE VICE PRESIDENT. The Senior Executive Vice President shall perform such duties as may be assigned to him or her by the Chief Executive Officer or the President.

        SECTION 5.5 CONTROLLER. The Controller shall be the chief accounting officer of the corporation and shall have supervisory control and direction of the general accounting, accounting procedure, budgeting and general bookkeeping, and shall be the custodian of the general accounting books, records, forms and papers. He shall also perform such other duties as may from time to time be assigned to him by the Chief Executive Officer, the President, the Senior Executive Vice President or an Executive Vice President.

        SECTION 5.6 GENERAL AUDITOR. The General Auditor shall supervise and maintain continuous audit control of the assets and liabilities of the corporation. He shall be responsible only to the board of directors in coordination with the Chief Executive officer. He shall perform such other duties as may be assigned to him by the Chief Executive Officer, the President, the

Senior Executive Vice President or an Executive Vice President, only to the extent that such other duties do not compromise the independence of audit control.

        SECTION 5.7 SECRETARY AND ASSISTANT SECRETARY. The Secretary shall keep the minutes of all meetings of the board of directors and of the shareholders. He shall give such notices to the directors as may be required by law or by these Bylaws. He shall have the custody of the corporate seal, if any, and the contracts, papers and documents belonging to the corporation. He shall also perform such other duties as may from time to time be assigned to him by the Chief Executive Officer, the President, the Senior Executive Vice President or an Executive Vice President. In the absence of the Secretary, the powers and duties of the Secretary shall devolve upon an Assistant Secretary or such person as shall be designated by the Secretary or the Chief Executive Officer.

        SECTION 5.8 EXECUTIVE VICE PRESIDENTS. Any Executive Vice President shall perform such duties as may be assigned to him by the Chief Executive Officer of the President.

        SECTION 5.9 SENIOR VICE PRESIDENTS AND VICE PRESIDENTS. Any Senior Vice Presidents and Vice Presidents shall perform such duties as may be assigned to them by the Chief Executive Officer, the President, the Senior Executive Vice President or an Executive Vice President.

        SECTION 5.10 COMBINING OFFICES. An officer whom the board of directors elects or has previously elected to hold one office may be elected by the board of directors to hold another office, with or without resigning from the previous office, as the board of directors shall determine upon a recommendation of the Chief Executive Officer.

        SECTION 5.11 OTHER OFFICERS. The other Officers shall perform such duties as may be assigned to them by the Chief Executive Officer or the President. The Chief Executive Officer or the President may designate such functional titles to an Officer as he deems appropriate from time to time.

        SECTION 5.12 OFFICIAL BONDS. The corporation may be indemnified in the event of the dishonest conduct or unfaithful performance of an officer, employee, or agent by a corporate fidelity bond, the premiums for which may be paid by the corporation.

        SECTION 5.13 CONTRACTS AND SATISFACTIONS. The Chief Executive Officer, the President, or in their absence the Senior Executive Vice President, shall from time to time designate the officers or employees who shall have authority to sign deeds, contracts, satisfactions, releases, and assignments of mortgages, and all other instruments in writing to be made or executed by the corporation.

        SECTION 5.14 RESIGNATION. Any officer may resign at any time by delivering written notice to the chairman of the board, the President, a Vice-president, the Secretary or the board of directors, or by giving oral notice at any meeting of the board. Any such resignation shall take effect at any subsequent time specified therein, or if the time is not specified, upon delivery thereof and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

        SECTION 5.15 COMPENSATION OF OFFICERS AND EMPLOYEES. The board of directors shall fix compensation of officers and may fix compensation of other employees from time to time. No officer shall be prevented from receiving a salary by reason of the fact that such officer is also a director of the corporation.

ARTICLE VI. SHARES


        SECTION 6.1 CERTIFICATES FOR SHARES. The shares of the corporation may be represented by certificates in such form as prescribed by the board of directors. Signatures of the corporate officers on the certificate may be facsimiles if the certificate is manually signed on behalf of a transfer agent, or registered by a registrar, other than the corporation itself or an employee of the corporation. All certificates shall be consecutively numbered or otherwise identified. All certificates shall bear such legend or legends as prescribed by the board of directors or these bylaws.

        SECTION 6.2 ISSUANCE OF SHARES. Shares of the corporation shall be issued only when authorized by the board of directors, which authorization shall include the consideration to be received for each share.

        SECTION 6.3 BENEFICIAL OWNERSHIP. Except as otherwise permitted by these bylaws, the person in whose name shares stand on the books of the corporation shall be deemed by the corporation to be the owner thereof for all purposes. The board of directors may adopt by resolution a procedure whereby a shareholder of the corporation may certify in writing to the corporation that all or a portion of the shares registered in the name of such shareholder are held for the account of a specified person or persons. Upon receipt by the corporation of a certification complying with such procedure, the persons specified in the certification shall be deemed, for the purpose or purposes set forth in the certification, to be the holders of record of the number of shares specified in place of the shareholder making the certification.

        SECTION 6.4 TRANSFER OF SHARES. Transfer of shares of the corporation shall be made only on the stock transfer books of the corporation by the holder of record thereof or by his legal representative who shall furnish proper evidence of authority to transfer, or by his attorney thereunto authorized by power of attorney duly executed and filed with the secretary of the corporation, on surrender for cancellation of the certificate for the shares. All certificates surrendered to the corporation for transfer shall be cancelled and no new certificate shall be issued until the former certificate for a like number of shares shall have been surrendered and cancelled.

        SECTION 6.5 LOST OR DESTROYED CERTIFICATES. In the case of a lost, destroyed or mutilated certificate, a new certificate may be issued therefor upon such terms and indemnity to the corporation as the board of directors may prescribe.

        SECTION 6.6 STOCK TRANSFER RECORDS. The stock transfer books shall be kept at the principal office of the corporation or at the office of the corporation's transfer agent or registrar. The name and address of the person to whom the shares represented by any certificate, together with the class, number of shares and date of issue, shall be entered on the stock transfer books of the corporation. Except as provided in these bylaws, the person in whose name shares stand on the books of the corporation shall be deemed by the corporation to be the owner thereof for all purposes.

ARTICLE VII. SEAL


        This corporation need not have a corporate seal. If the directors adopt a corporate seal, the seal of the corporation shall be circular in form and consist of the name of the corporation, the state and year of incorporation, and the words "Corporate Seal."

ARTICLE VIII. INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS


        SECTION 8.1 DIRECTOR'S RIGHT TO INDEMNIFICATION. Each person who was or is made a party or is threatened to be made a party to or is involved (including, without limitation, as a witness) in any actual or threatened action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she is or was a director of the corporation or, being or having been such a director, he or she is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director or in any other capacity while serving as a director, shall be indemnified and held harmless by the corporation against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts to be paid in settlement) actually and reasonably incurred or suffered by such person in connection therewith; provided, however, that (a) the corporation shall not indemnify any person from or on account of any acts or omissions of such person finally adjudged to be intentional misconduct or knowing violation of the law of such person, or from conduct of the person in violation of RCW 23B.08.310, or from or on account of any transaction with respect to which it is finally adjudged that such person personally received a benefit in money, property, or services to which such person was not legally entitled, and (b) except as provided in subsection 8.3 with respect to proceedings seeking to enforce rights to indemnification, the corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the board of directors of the corporation. Such indemnification shall continue as to a person who has ceased to be a director and shall inure to the benefit of his or her heirs, executors and administrators. If the Washington Business Corporation Act is amended to authorize further indemnification of directors, then directors of the corporation shall be indemnified to the fullest extent permitted by the Washington Business Corporation Act, as so amended.

        SECTION 8.2 DIRECTOR'S BURDEN OF PROOF AND PROCEDURE FOR PAYMENT.

               (a) The claimant shall be presumed to be entitled to indemnification under this Article upon submission of a written claim (and, in an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition, where the undertaking in (b) below has been tendered to the corporation) and thereafter the corporation shall have the burden of proof to overcome the presumption that the claimant is so entitled.

               (b) The right to indemnification shall include the right to be paid by the corporation the expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that the payment of such expenses in advance of the final disposition of a proceeding shall be made only upon delivery to the corporation of an undertaking, by or on behalf of such director, to repay all amounts so advanced if it shall ultimately be determined that such director is not entitled to be indemnified under this Article or otherwise.

        SECTION  8.3 RIGHT OF  CLAIMANT  TO BRING  SUIT.  If a claim  under this
Article is not paid in full by the corporation within sixty (60) days after a written claim has been received by the corporation, except in the case of a claim for expenses incurred in defending a proceeding in advance of its final disposition, in which case the applicable period shall be twenty (20) days, the claimant may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim and, to the extent successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. Neither the failure of the corporation (including its board of directors, its shareholders or independent legal counsel) to have made a determination prior to the commencement of such action that indemnification of or reimbursement or advancement of expenses to the claimant is proper in the circumstances nor an actual determination by the corporation (including its board of directors, its shareholders or independent legal counsel) that the claimant is not entitled to indemnification or to the reimbursement or advancement of expenses shall be a defense to the action or create a presumption that the claimant is not so entitled.

        SECTION 8.4 NONEXCLUSIVITY OF RIGHTS. The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Article shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Articles of Incorporation, Bylaws, agreement, vote of shareholders or disinterested directors or otherwise.

        SECTION 8.5 INSURANCE, CONTRACTS AND FUNDING. The corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the corporation would have the power to indemnify such person against such expense, liability or loss under the Washington Business Corporation Act. The corporation may, without any shareholder action, enter into contracts with such director or officer in furtherance of the provisions of this Article and may create a trust fund, grant a security interest or use other means (including, without limitation, a letter of credit) to

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ensure the payment of such amounts as may be necessary to effect indemnification as provided in this Article.

        SECTION 8.6 INDEMNIFICATION OF OFFICERS, EMPLOYEES AND AGENTS OF THE CORPORATION. The corporation may, by action of its board of directors from time to time, provide indemnification and pay expenses in advance of the final disposition of a proceeding to officers, employees and agents of the corporation or another corporation, partnership, joint venture trust or other enterprise with the same scope and effect as the provisions of this Article with respect to the indemnification and advancement of expenses of directors of the corporation or pursuant to rights granted pursuant to, or provided by, the Washington Business Corporation Act or otherwise.

        SECTION 8.7 CONTRACT RIGHT. The rights to indemnification conferred in this Article shall be a contract right and any amendment to or repeal of this Article shall not adversely affect any right or protection of a director of the corporation for or with respect to any acts or omissions of such director or officer occurring prior to such amendment or repeal.

        SECTION 8.8 SEVERABILITY. If any provision of this Article or any application thereof shall be invalid, unenforceable or contrary to applicable law, the remainder of this Article, or the application of such provision to persons or circumstances other than those as to which it is held invalid, unenforceable or contrary to applicable law, shall not be affected thereby and shall continue in full force and effect.

ARTICLE IX. BOOKS AND RECORDS


        The corporation shall keep correct and complete books and records of account, stock transfer books, minutes of the proceedings of its shareholders and the board of directors and such other records as may be necessary or advisable.

ARTICLE X. FISCAL YEAR


        The fiscal year of the corporation shall be the calendar year.

ARTICLE XI. VOTING OF SHARES OF ANOTHER CORPORATION


        Shares of another corporation held by this corporation may be voted by the Chief Executive Officer, by the President, by the Senior Executive Vice President, by an Executive Vice President, or by a Senior Vice President, or by proxy appointment form executed by any of them, unless the directors by resolution shall designate some other person to vote the shares.

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ARTICLE XII. AMENDMENTS TO BYLAWS


        These bylaws may be altered, amended or repealed, and new bylaws may be adopted, by the board of directors, subject to the concurrent power of the shareholders, by at least two-thirds affirmative vote of the shares of the corporation entitled to vote thereon, to alter amend or repeal these bylaws or to adopt new bylaws.

        The undersigned, being the secretary of the corporation, hereby certifies that these bylaws are the restated bylaws of WASHINGTON MUTUAL, INC., adopted by resolution of the directors on September 28, 1994 and amended on October 19, 1994, November 28, 1994 and December 20, 1994.

        DATED this 16th day of March, 1995.

                                       /s/ WILLIAM L. LYNCH
                                       ----------------------------------------
                                       William L. Lynch, Secretary




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